EXHIBIT 10.5

 FOURTH SUPPLEMENT TO
UNIT PURCHASE AGREEMENT
Dated August 13, 2004, as heretofore amended, with
CASCADE INVESTMENT, L.L.C.

 September 30, 2005

            Reference is made to the above-captioned agreement (the "UPA").  Capitalized terms used herein without definition have the respective meanings specified in the UPA.

            1.         Section 3 of the UPA, as heretofore amended, makes provision with respect to the Closing occurring on or before September 30, 2005.  The parties have agreed that the Closing may occur on any Business Day through and including October 31, 2005.

            2.         This instrument shall take effect as an amendment to the UPA pursuant to Section 13 thereof.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

[Signature Page To FOURTH Supplement]

            IN WITNESS WHEREOF, the parties have executed and delivered this Fourth Supplement to Unit Purchase Agreement as of the date set forth above.

PNM RESOURCES, INC.

By: s/ Terry R. Horn
       Terry R. Horn
       Vice President, Corporate Secretary
       and Chief Financial Officer

CASCADE INVESTMENT, L.L.C.

By: /s/ Michael Larson
       Michael Larson
       Business Manager